Exhibit 31.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                   PURSUANT TO SECURITIES EXCHANGE ACT OF 1934
                           RULE 13a-14(a) OR 15d-14(a)


      I, Stephen Nagel, certify that:

      1. I have reviewed and read this Quarterly Report on Form 10-QSB of Kolorfusion International, Inc.;

      2. Based on my knowledge, this Quarterly Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Quarterly Report;

      3. Based on my knowledge, the financial statements and other financial information included in this Quarterly Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this Quarterly Report;

      4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in the Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

            (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervisions, to ensure that material information relating to the registrant is made known to us by others within those entities, particularly during the period in which this Quarterly Report is being prepared;

            (b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Quarterly Report based on such evaluation; and

            (c) disclosed in this Quarterly Report any change in the registrant's intenal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

      5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and board of directors performing the equivalent functions of an audit committee:

            (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

            (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting; and


Date: May 13, 2005                         By: /s/ Stephen Nagel
                                           Stephen Nagel
                                           President and Chief Financial Officer